UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 11, 2017

CISION LTD.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-38140	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 East Randolph Street, 7th Floor Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 866-639-5087

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On July 11, 2017, Cision Ltd. (the “Company”) pre-released selected preliminary financial results for the second quarter ended June 30, 2017. This selected financial information is being made available in connection with the anticipated launch of a debt refinancing transaction as described below.

The Company is furnishing as Exhibit 99.1 to this Current Report on Form 8-K the press release announcing the select financial information. The press release is incorporated into this Item 7.01 by reference.

On July 11, 2017, Canyon Valor Companies, Inc., a wholly owned subsidiary of the Company, launched an amendment to the existing first lien credit agreement, which includes an incremental increase in the first lien term loan facility (the “Incremental Term Loan”) and the refinancing of the outstanding first lien term loan and revolving credit facilities (the “Refinancing Term Loans”). The proceeds from the Incremental Term Loan and the Refinancing Term Loans will be used for general corporate purposes, including the repayment of the Company’s existing first lien and second lien credit facilities. The proposed refinancing transaction is subject to market and other conditions, and may not occur as described or at all.

The Company is furnishing as Exhibit 99.2 to this Current Report on Form 8-K certain information presented in the lender presentation (the “Lender Presentation”) that was provided on July 11, 2017 to potential lenders for the Incremental Term Loan and Refinancing Term Loans. The Lender Presentation is incorporated into this Item 7.01 by reference.

The information set forth in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This report includes “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts and by the use of words such as, “will,” “may,” “potential,” and “propose” or the negative or other variations thereof or comparable terminology. These forward-looking statements are based on current expectations and projections about future events.

You are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified and, consequently, the actual performance and results of the Company may differ materially from those expressed or implied by such forward-looking statements. You are cautioned to not place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this report or to reflect the occurrence of unanticipated events, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
99.1	Press Release dated July 11, 2017.

99.2	Lender Presentation dated July 11, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 11, 2017

CISION LTD.

By:	/s/ Jack Pearlstein
Name: Jack Pearlstein
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated July 11, 2017.

99.2	Lender Presentation dated July 11, 2017.